Loans and Debentures	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about borrowings [abstract]
Loans and Debentures
Note 15 – Loans and Debentures

The following are the contractual conditions of the Group’s interest-bearing loans and credit, which are measured based on amortized cost. Additional information regarding the Group’s exposure to interest risks, foreign currency and liquidity risk is provided in Note 29, in connection with financial instruments.

	As at December 31
	2024	2023
	$ Thousands
Current liabilities
Current maturities of long-term liabilities:
Loans from banks and others	22,347	107,739
Non-convertible debentures	58,222	52,980
Others	3,950	8,908
	84,519	169,627
Non-current liabilities
Loans from banks and others	726,625	906,243
Non-convertible debentures	455,955	454,163
	1,182,580	1,360,406

Total	1,267,099	1,530,033

A.1	Classification based on currencies and interest rates

	As at December 31,
	2024	2023
	$ Thousands
Debentures (1)
In shekels(1)	514,177	507,143

Loans from banks and others (2)
In shekels	752,922	1,022,890

	1,267,099	1,530,033

1.	Annual interest rates between 2.5% to 6.2% (2023: 2.5% to 2.75%).
2.	Hadera: Annual interest between 2.4% to 3.9% (for the linked loans) and between 3.6% to 5.4% (for the unlinked loans); OPC Israel: Annual interest of prime plus 0.3% to 0.4%

As of December 31, 2024 and 2023, all loans and debentures relate to liabilities incurred by OPC and its subsidiaries, and OPC and its subsidiaries complied with all of its financial covenants.

A.2	Reconciliation of movements of liabilities to cash flows arising from financing activities

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2024	912,359	129,461	526,784	(14,905)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	2,105
Receipt of loans	534,710	28,380	52,349	-
Repayment of debentures and loans	(527,941)	(20,334)	(52,631)	-
Interest paid	(49,214)	(843)	(10,844)	-

Net cash (used in)/provided by financing activities	(42,445)	7,203	(11,126)	2,105

Effect of changes in foreign currency exchange rates	(18,364)	(4,619)	(21,360)	24,647
Interest and CPI expenses	71,534	9,066	24,194	(2,937)
Changes in fair value, application of hedge accounting and other	(310)	-	(4,315)	4,278
Business combination	(310,963)	-	-	(1,004)

Balance as at December 31, 2024	611,811	141,111	514,177	12,184

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2023	516,195	124,152	526,771	(16,087)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	2,385
Receipt of loans	405,460	30,357	-	-
Repayment of debentures and loans	(123,237)	(33,389)	(8,451)	-
Interest paid	(30,270)	(593)	(6,133)	-

Net cash provided by/(used in) financing activities	251,953	(3,625)	(14,584)	2,385

Effect of changes in foreign currency exchange rates	(533)	2,218	-	(241)
Interest and CPI expenses	51,180	7,179	21,658	(3,027)
Changes in fair value, application of hedge accounting and other	10,179	(463)	(7,061)	2,065
Business combination	83,385	-	-	-

Balance as at December 31, 2023	912,359	129,461	526,784	(14,905)

1.	Long-term loans from banks and others

A.	Gat Financing Agreement

In March 2023, the Gat Partnership and Bank Leumi le-Israel B.M. (“Bank Leumi”) signed a financing agreement for a senior debt (project financing) to finance the construction of the Gat Power Plant. As part of the financing agreement, Bank Leumi advanced to the Gat Partnership a long-term loan at the total amount of NIS 450 million (approximately $128 million). The loan will be repaid in quarterly installments, starting from September 25, 2023, and the final repayment date is May 10, 2039 (subject to the stipulated early repayment provisions).

The loan will bear an annual interest equal to the Prime interest adjusted by a spread ranging from 0.4% to 0.9% per annum. The Gat Financing Agreement contains provisions on converting the interest on the said loan from a variable interest to a fixed and unlinked interest. The loan will bear the unlinked government bond interest, as defined in the agreement, adjusted by a 2.05% to 2.55% spread.

To secure the Gat Financing Agreement, there are collateral on all of the Gat Partnership’s assets and rights in it, including the real estate, bank accounts, insurances, the Gat Partnership’s assets and rights in connection with the Project Agreements (as defined in the agreement). In addition, a lien was placed on the rights of the entities holding the Gat Partnership. On the Completion Date, OPC and Veridis, each in accordance with its proportionate (indirect) share in the Gat Partnership, as well as OPC Power Plants, made a guarantee to pay all principal and accrued interest payments, in connection with the completion of the registration of the collateral and the payment of the deferred consideration balance under the circumstances and subject to the terms set in the said letter of guarantee.

Distributions by the Gat Partnership is subject to a number of conditions described in the said loan agreement, including, among other things: compliance with the following financial covenants: Historic debt service coverage ratio (“DSCR”) and Average Projected DSCR and loan life coverage ratio at a minimal rate of 1.15, a first quarterly principal and interest payment will be made, the provisions of the agreement will be complied with, and no more than four distributions will be carried out in a 12-month period.

In March 2023, the Gat Partnership, the entities holding the Gat Partnership, including OPC Power Plants, and Bank Leumi signed an equity subscription agreement, under which the said entities and OPC Power Plants made certain undertakings (debt service and equity capital requirements, guarantees, meeting certain financial covenants) toward Bank Leumi in connection with the Gat Partnership's activity.

B.	OPC Rotem financing agreement

The power plant project of OPC Rotem was financed by the project financing method (hereinafter – “Rotem Financing Agreement”) with a consortium of lenders led by Bank Leumi Le-Israel Ltd. (hereinafter respectively – “Rotem’s Lenders” and “Bank Leumi”).

In October 2021, the early repayment of the full outstanding balance of OPC Rotem’s project financing of amount NIS 1,292 million (approximately $400 million) (including early repayment fees as described below) was completed. A debt service reserve and restricted cash of amount NIS 125 million (approximately $39 million) were also released. As part of the early repayment, OPC Rotem recognized a one-off expense totaling NIS 244 million (approximately $75 million) in 2021, in respect of an early repayment fee of approximately NIS 188 million (approximately $58 million), net of tax.

In proportion to their interests in OPC Rotem, OPC and Veridis extended to OPC Rotem loans for the financing of the early repayment of amounts NIS 904 million (approximately $291 million) and NIS 226 million (approximately $72 million), respectively, totaling NIS 1,130 million (approximately $363 million) (hereinafter - the “Shareholders’ Loans”). The Shareholders' Loans bear annual interest at the higher of 2.65% or interest in accordance with Section 3(J) of the Israel Income Tax Ordinance, whichever is higher. The Shareholders’ Loans shall be repaid in quarterly unequal payments in accordance with the mechanism set in the Shareholders’ Loans agreement, and in any case no later than October 2031. A significant portion of OPC’s portion of NIS 904 million (approximately $280 million), was funded by the issuance of Series C debentures as described in Note 15.2.A.

C.	Loan facilities in OPC

On August 11, 2024 (“Financial Closing Date”) OPC Israel (the “Borrower”) - engaged in two financing agreements with Bank Hapoalim Ltd. and Bank Leumi B.M. for the provision of loans at the total amount of approximately $443 million (approximately NIS 1.65 billion), which served mainly for early repayment of existing project financing of OPC Tzomet and Gat and for the financing of the Borrower’s activity as defined in the financing agreements.

In connection with the above, OPC recognized a one-off finance expense of approximately $13 million (approximately NIS 49 million) from the loss of extinguishment of financial liabilities, which approximately $3 million (approximately NIS 12 million) in respect of early repayment fees.

D.	OPC Power – Shareholder Loans

In 2023, OPC and non-controlling interests invested in the equity of the partnership OPC Power (both directly and indirectly) a total of approximately NIS 565 million (approximately $150 million) and extended by approximately NIS 175 million (approximately $45 million) in loans, based on their stake in the partnership. The loans are denominated in US Dollars and bear an annual interest rate of 7%. The loan principal will be repayable at any time as will be agreed on between the parties, but no later than January 2028. After utilizing the entire investment commitment and shareholder loans in July 2023, the facility was increased by $100 million (OPC’s share in the facility is $70 million).

2.	Debentures

A.	Series C Debentures

In September 2021, OPC issued Series C debentures at a par value of NIS 851 million (approximately $266 million), with the proceeds designated primarily for the early repayment of OPC Rotem’s financing (refer to Note 15.1.B). The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 2.5%. The debentures shall be repaid in twelve semi-annual and unequal installments (on February 28 and August 31) as set out in the amortization schedule, starting on February 28, 2024 through August 31, 2030 (the first interest payment is due on February 28, 2022). The issuance expenses amounted to about NIS 9 million (approximately $3 million). OPC is required to comply with certain financial covenants and restrictions.

B.	Series D Debentures

In January 2024, OPC issued Series D Debentures with a par value of approximately NIS 200 million (approximately $55 million) (hereinafter – “Series D Debentures”), with the proceeds of the issuance to be used for the OPC’s needs, including to refinance current financial debt. The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 6.2%. The principal and interest for Series D Debentures will be repaid in unequal semi-annual payments (on March 25, and September 25 of each of the years), starting from March 25, 2026 in relation to the principal and September 25, 2024 in relation to interest.